Exhibit 99.1

Investor Presentation September 2026

Forward Looking Statements

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act and Section 21E of the Exchange Act. Forward-looking statements include any statements about the Company's business, financial condition, operating results, plans, objectives, expectations and intentions, expansion plans, estimates of our total addressable market, our ability to successfully complete and realize the benefits of anticipated acquisitions, integration of acquired companies and any projections of earnings, revenue, expenses, EBITDA, Adjusted EBITDA and Adjusted EBITDA margins, adjusted EPS - diluted, free cash flow or other financial items, such as the Company's projected capitation and future liquidity, our ability to successfully integrate and effectively leverage artificial intelligence capabilities in our business and operations, as well as statements or expectations regarding the material weakness in internal control over financial reporting and the Company's ability to remediate such material weakness in a timely manner and may be identified by the use of forward-looking terms such as "anticipate," "could," "can," "may," "might," "potential," "predict," "should," "estimate," "expect," "project," "believe," "plan," "envision," "intend," "continue," "target," "seek," "will," "would," and the negative of such terms, other variations on such terms or other similar or comparable words, phrases or terminology. Forward-looking statements reflect current views with respect to future events and financial performance and therefore cannot be guaranteed. Such statements are based on the current expectations and certain assumptions of the Company's management, and some or all of such expectations and assumptions may not materialize or may vary significantly from actual results. Actual results may also vary materially from forward-looking statements due to risks, uncertainties and other factors, known and unknown, including the risk factors described from time to time in the Company's reports to the U.S. Securities and Exchange Commission (the "SEC"), including without limitation the risk factors discussed in the Company's last Annual Report on Form 10-K and subsequent quarterly reports on Form 10-Q filed with the SEC.

Because the factors referred to above could cause actual results or outcomes to differ materially from those expressed or implied in any forward-looking statements, you should not place undue reliance on any such forward-looking statements. Any forward-looking statements speak only as of the date of this presentation and, unless legally required, the Company does not undertake any obligation to update any forward-looking statement, as a result of new information, future events or otherwise.

This presentation may contain statistics and other data that in some cases has been obtained from or compiled from information made available by third-party service providers. The Company makes no representation or warranty, express or implied, with respect to the accuracy, reasonableness or completeness of such information.

Use of Non-GAAP Financial Measures

This presentation contains the non-GAAP financial measures EBITDA, Adjusted EBITDA, Adjusted EBITDA margin, adjusted net income attributable to Astrana, and adjusted EPS – diluted of which the most directly comparable financial measure presented in accordance with U.S. generally accepted accounting principles ("GAAP") is net income. This presentation also contains the non-GAAP financial measure free cash flow, of which the most directly comparable financial measure presented in accordance with U.S GAAP is net cash provided by operating activities. These measures are not in accordance with, or alternatives to, GAAP, and may be calculated differently from similar non-GAAP financial measures used by other companies. The Company uses Adjusted EBITDA, Adjusted EBITDA margin, adjusted EPS – diluted, and free cash flow as supplemental performance measures of our operations, for financial and operational decision-making, and as supplemental means of evaluating period-to-period comparisons on a consistent basis, and, for free cash flow, to reflect the cash flow trends in our business. Adjusted EBITDA is calculated as earnings before interest expense, interest income, income taxes, depreciation, and amortization, excluding income or loss from equity method investments, non-recurring and non-cash transactions, stock-based compensation, and, for periods on or prior to December 31, 2023, APC excluded assets costs. Beginning in the third quarter ended September 30, 2022, the Company has revised the calculation for Adjusted EBITDA to exclude provider bonus payments and losses from recently acquired IPAs, which it believes to be more reflective of its business. The Company defines Adjusted EBITDA margin as Adjusted EBITDA over total revenue. Adjusted net income attributable to Astrana is calculated as net income, excluding income or loss from equity method investments, non-recurring and non-cash transactions, stock-based compensation, amortization of intangible assets attributable to acquisitions, certain tax adjustments, and amounts related to net income or loss attributable to non-controlling interests. The Company defines adjusted EPS - diluted as adjusted net income attributable to Astrana over weighted average shares of common stock outstanding - diluted. The Company defines free cash flow as net cash provided by operating activities minus cash used in purchases of property and equipment.

The Company believes the presentation of these non-GAAP financial measures provides investors with relevant and useful information, as it allows investors to evaluate the operating performance of the business activities without having to account for differences recognized because of non-core or non-recurring financial information. When GAAP financial measures are viewed in conjunction with non-GAAP financial measures, investors are provided with a more meaningful understanding of the Company's ongoing operating performance. In addition, these non-GAAP financial measures are among those indicators the Company uses as a basis for evaluating operational performance, allocating resources, and planning and forecasting future periods. Non-GAAP financial measures are not intended to be considered in isolation, or as a substitute for, GAAP financial measures. Other companies may calculate EBITDA, Adjusted EBITDA, Adjusted EBITDA margin, adjusted net income attributable to Astrana, adjusted EPS – diluted, and free cash flow differently, limiting the usefulness of these measures for comparative purposes. To the extent this Presentation contains historical or future non-GAAP financial measures, the Company has provided corresponding GAAP financial measures for comparative purposes. The reconciliation between certain GAAP and non-GAAP measures is provided in the Appendix.

The Company has not provided a quantitative reconciliation of applicable non-GAAP measures, such as the projected adjusted EBITDA to the most comparable GAAP measure, such as net income, on a forward-looking basis within this presentation because the Company is unable, without unreasonable efforts, to provide reconciling information with respect to certain line items that cannot be calculated. These items, which could materially affect the computation of forward-looking GAAP net income, are inherently uncertain and depend on various factors, some of which are outside of the Company's control.

Astrana Health
2

3 Poor provider and patient satisfaction Insufficient & costly access to quality care Limited technology & coordinated care Healthcare is fragmented, expensive, and failing both patients and providers

Astrana replaces fragmentation with a coordinated operating model


Status quo payment model
aetna
cigna
Elevance Health
CENTENE Corporation
Humana
MOLINA HEALTHCARE
United Healthcare
+ ~20 Other Payers
Primary care
Multi-specialty
Hospital

FFS Payments


Astrana Health delegated financial model
aetna
cigna
Elevance Health
CENTENE Corporation
Humana
MOLINA HEALTHCARE
United Healthcare
+ ~20 Other Payers
Astrana
Care Partners
Astrana provider group
Hospital

% of premium   FFS & VBC arrangements

Benefits under the Astrana Health delegated financial model

1 Members

stay in the Astrana ecosystem across payers and LOB[1], allowing Astrana to invest in our members' longitudinal health

2 Providers

in the Astrana ecosystem partner with us across their entire panel across all payer types and LOB, receive care coordination and management support, and experience reduced admin. burden

3 Payers

partner with Astrana to help bend the cost curve, reduce MCR[2] volatility, achieve higher quality, and grow differentially

1. Line of business
2. Medical Cost Ratio

Astrana Health

4

Delegated risk gives Astrana visibility, control, and economic alignment that other value-based care models lack



Status quo
Risk-bearing org (No admin. delegation)
Risk-bearing org (admin. delegation)
aetna
cigna
Elevance Health
CENTENE
Humana
MOLINA HEALTHCARE
United Healthcare
+ ~20 Other Payers
Astrana DELEGATED RBO²
Primary care
Multi-specialty
Hospital
RBO² (NO ADMIN. DELEGATION)

---- Claims & Admin.

— (Benchmark- TCOC¹) in arrears ---- Claims & Admin.

— % of premium ---- Claims and Admin

Payer-like administrative services	Risk-bearing org (No admin. delegation)	Risk-bearing org (admin. delegation)
Contracting / Network on provider group paper		✓
Credentialing provider network		✓
Network management within provider ecosystem		✓
Claims payment		✓

Financial risk without visibility and control can be volatile

1. Total cost of care
2. Risk-bearing organization

Astrana Health 5

6 Application Layer APPS AGENTS Provider Portal Practice Hub AI AstraConnect EHR Sidebar AI Member360 Patient View AI AYCE Referral Mgt AI Pathways Care Mgt AI AstranaCare Patient Portal AI Next Best Action Member outreach AGENT Prior Auth AYCE automation AGENT Claims Adjudication + audit AGENT Patient Engagement Voice + SMS AGENT Decision Intelligen ce ML / AI Models RiskIQ · Readmissions · HCC AI Quality & Risk Engines NCQA Certified AI Unified Data Layer Constellation Lakehouse 100+ Real - time Data Harmonizatio n Data Unification Identity Resolution Standardization Data Sources EMR HIE ADT Claims Prior Auths Labs & Orders Health Plans CMS Astrana Ontology Astrana Ontology Unified clinical and financial semantic layer +100s more Application Layer Applications AI Agents Atlas Point - of - care workspace AI AstraConnect EHR - embedded provider workspace AI Member360 Longitudinal member record AYCE Care access orchestration Pathways Care management orchestration AstranaCare Patient engagement platform Next Best Action Care Navigation Referral & authorization automation Claims Claims adjudication & integrity Patient Engagement Automated member outreach Decision Intelligence Machine Learning & AI Models Risk stratification · Readmissions · Decision optimization · Fraud detection Quality & Risk Engines NCQA Certified Unified Data Layer Data Harmonization Data Sources EMR HIE ADT Claims Prior Auths Labs & Orders Health Plans CMS Astrana Ontology Astrana Ontology +100s more Astrana has built an AI - native operating platform for healthcare Clinical workflow orchestration Sources Streaming EHR / EMR: electronic health (medical) record; HIE: health information exchange; ADT: admission, discharge and transfer feed; NC QA: National Committee for Quality Assurance; HCC: hierarchical condition category (risk - adjustment diagnosis coding).

7 Astrana’s AI - native operating system enables repeatability at scale 1. Providers shown are affiliated and/or employed providers. we’ve scaled across new markets nationwide From our start in one market, 159 159 159 15 1 1 215 1 1 15 215 612 612 ENTERPRISE HENDERSON LAS VEGAS NORTH LAS VEGAS PARADISE SPRING VALLEY Example Market: Astrana in Southern Nevada 1 Hospitals Specialists Employed Risk - bearing organization Primary care Example Network: Astrana in San Gabriel Valley 1 Hospitals Specialists Employed Risk - bearing organization Primary care SAN MARINO SOUTH SAN GABRIEL 60 60 60 134 10 710 PASADENA SOUTH PASADENA ALHAMBRA MONTEREY PARK

8 2025 2024 2023 2022 2021 2020 2019 16 11 6 6 4 3 3 # of Markets Astrana has proven its model across 16 markets nationwide

Our model delivers better access, quality, and outcomes for patients

14%
shorter inpatient length of stay vs benchmark[2]

67%
Fewer hospital admissions than benchmark[1]


Leslie R. Los Angeles, CA
AMG
PCP Clinic

~70%
of prior authorizations auto-approved, driving increased access for patients with instantaneous approvals[3]

Example Patient Journey

Astrana's AI agent contacts Leslie to schedule her Annual Wellness Visit


Marie Chen (ID: 123456789)
Eligibility
• Joined ABC health plan
• Eligible 01/01/24 - present
Call patient
Home 123-456-7890 Call
Mobile 123-456-7890 Call
Show More
Did the patient pick up? Yes No
Did the patient agree to enroll? Yes No
Schedule appointment
Appointment with Caroline Mao

Leslie visits an AstranaCare clinic, where a cardiology consult is advised given Leslie's recent lab results, surfaced through Astrana's EHR-integrated point of care software


AstranaCare

A prior authorization for cardiology is automatically queued for Leslie's PCP and is auto-approved by our care navigation agent; our scheduling agent helps Leslie book her cardiology visit


Astrana Health
AYCE
Productivity Report
Dashboard
Workflow
Authorizations
Cases
Member Search
Provider Search
Denials
Admin
Log Out
Total Open Auths
TAT At Risk
Urgent
Total Open
TAT At Risk
Urgent
Queue
Auth No
Request Date
Auth Status

Leslie sees her cardiologist same-day. Leslie's PCP sees the relevant medical records in her point of care tool and our care management agent incorporates the results into Leslie's care plan



Source: Centers for Medicare and Medicaid Services; Note: Excludes CHS patients; All names, images, and situations presented are for illustrative purposes only.
1. Legacy Astrana Health figures based on 2025 Medicare utilization rates across all IPAs compared to most recent available CMS benchmark.
2. Astrana Health figures based on analysis of Jan-Jun 2024 internal data from Care Partners Medicare patients and compared against CMS Medicare Advantage benchmark.
3. Care Partners equipped with automated prior authorizations, based on CY 2025 prior authorization volume and approval data; excludes CHS providers.

Astrana Health
9

10 We deliver outcomes at scale through a diversified and growing platform ~1.5 million members in value - based arrangements 3 20,000+ Providers caring for our members 99% Average annual provider retention 1 Experienced providers ~11 Average provider tenure of Care Partners providers 2 Payer partners 20+ Robust provider retention 1. Based on Q1 2026 Care Partners provider network. 2. Based on 2025 Care Partners provider network. 3. Members represent lives assigned to Astrana under capitated or risk - sharing (value - based) payer contracts as of June 30, 2026; m embers by risk arrangement represent Care Partners membership only. 4. Revenue for the quarter ended June 30, 2026. 5. Revenue by risk arrangement represents capitation revenue only. 6. More than 20,000 providers per the Company’s second quarter 2026 results (August 2026). Revenue by Type 4 61% 27% 9% 3% Medicare Medicaid Commercial Other Third Parties Revenue By Payer Type 4 81% 19% Full-risk Partial-risk Revenue by Risk Arrangement 4,5 42% 58% Full-risk Partial-risk Members by Risk Arrangement 3 1% 93% 2% 1% 3% Capitation, net Risk Pool Settlements & Incentives Management Fee Income Fee-for-service, net Other Income

11 The result: durable, compounding financial performance Adj. EBITDA ($ in millions) Revenue ($ in millions) $3,800 – 4,100 2019 2020 2021 2022 2023 2024 2026E $255 – 280 Note: See “Reconciliation of Net Income to EBITDA and Adjusted EBITDA”, “Guidance Reconciliation of Net Income to EBITDA and Adj usted EBITDA” and “Use of Non - GAAP Financial Measures” slides for more information. FY2019 – FY2021 Adjusted EBITDA is presented on the current definition, which excludes provider bonus payments and losses from recently acquired IPAs. 2025 2019 2020 2021 2022 2023 2024 2026E 2025 Targeting 15 – 20% annual Adjusted EBITDA growth over the medium term $561 $687 $774 $1,144 $1,387 $2,035 $3,182 $54.2 $102.8 $133.5 $140.0 $146.6 $170.4 $205.4 ~ 32 % CAGR ~26% CAGR

12 Source: Press releases, public filings and company guidance as of 09/13/2026. Notes: See “Use of Non - GAAP Financial Measures”, “ Reconciliation of Net Income to EBITDA & Adjusted EBITDA” and “Guidance Reconciliation of Net Income to EBITDA & Adjusted EBI TDA ” slides and the “Forward - Looking Statements” slide. Bubble area is proportional to FY2026E Adjusted EBITDA. FY2026E reflects the midpoint of published fu ll - year 2026 guidance for Astrana, and company guidance (or consensus where none is given) for peers; each company on its own Ad justed EBITDA definition. Shaded region: revenue growth above the risk - bearing VBC peer median (19% in FY2025) and FY2026E Adjusted EBITDA margin above th e top quartile of the peer set (5%). Peers (FY2022A – FY2026E revenue CAGR / FY2026E Adjusted EBITDA margin): Peer 1 21.1% / 1.5%; Peer 2 38.1% / 3.0%; Peer 3 15.3% / 6.2%; Peer 4 18.3% / 4.8%; Peer 5 10.2% / 6.1%; Peer 6 (3.9%) / 2.6%. Peer set: agilon health, Alignment Healt hca re, Clover Health, Evolent Health, P3 Health Partners and Privia Health (numbering does not follow this order). MEDIAN PEER GROWTH 19% TOP - QUARTILE PEER MARGIN 5% (10%) 0% 10% 20% 30% 40% 0% 2% 4% 6% 8% Revenue CAGR, FY2022A – FY2026E Adjusted EBITDA margin, FY2026E Peer 1 $85M EBITDA Peer 2 $154M EBITDA Peer 3 $150M EBITDA Peer 4 $128M EBITDA Peer 5 $95M EBITDA Peer 6 $78M EBITDA Astrana 36.3% growth · 6.8% margin $267.5M Adj. EBITDA BUBBLE AREA = 2026E ADJ. EBITDA $267.5M $100M Astrana’s 2026E Adj. EBITDA guidance midpoint of $267.5M is ~1.7x the next - largest peer. Astrana combines growth, profitability and scale

13 Outcomes and Cost: Achieving superior patient outcomes and care quality while managing cost Membership Growth : Sustainably growing membership to bring better care to more Americans Revenue Per Member Growth : Increasing alignment with patient outcomes through responsible risk progression in value - based arrangements Operating Leverage: Driving operating excellence across our business through our Care Enablement suite Our growth algorithm compounds through four reinforcing pillars

Q2 2026 reflects strong execution across all four growth pillars

Growth

- Astrana now serves approximately 1.5 million patients in value-based arrangements
- Approximately 1.2 million members in our Care Partners segment

Risk Progression

- 81% of Q2 2026 capitation revenue from full-risk arrangements
- Anticipate ~81% of revenue from full-risk arrangements by the end of 2026
- Continued prudent shift toward full-risk, accountable care contracts

Outcomes and Cost

- Medical cost trends across both Prospect and core Astrana remained firmly within expectations for the quarter
- Strong engagement in Annual Wellness Visits, supporting earlier intervention and improved care coordination

Operating Leverage

- On track to achieve high end of $12-15M synergy range related to Prospect
- AI-native operating system has led to 210 bps G&A improvement year over year (5.6% in Q2 2026, 7.7% in Q2 2025)

Astrana Health
14

15 Outcomes and Cost: Achieving superior patient outcomes and care quality while managing cost Membership Growth : Sustainably growing membership to bring better care to more Americans Revenue Per Member Growth : Increasing alignment with patient outcomes through responsible risk progression in value - based arrangements Operating Leverage: Driving operating excellence across our business through our Care Enablement suite The Astrana playbook in action

16 California 1992 2019 2022 2023 Built density in Southern CA San Bernardino 2.2M pop. 1 Riverside 2.5M pop. 1 MCR Improvement: ~(750) bps 2 Expanded into Northern CA Bay Area 6.2M pop. 1 MCR Improvement: ~(950) bps 3 Expanded into Central CA Central Valley 6.1M pop. 1 Launched in Southern CA Los Angeles 9.7M pop. 1 MCR Improvement: ~(1,350) bps 2 Source: U.S. Census Bureau, population data as of 2022; CMS 1. County population data as of 2022. 2. Reflects the MCR improvement from 2019 to 2023. 3. Reflects MCR improvement from 2021 to 2023. 4. Represents Care Partners providers added between December 2023 and December 2024. 2024 Deepened CA Alignment • Acquired Restricted Knox - Keene license • Prime Community Care of Central Valley and BASS Medical Group joined Care Partners • ~2.6k providers added 4 We’ve demonstrated our ability to provide better care at lower cost in our core market, California Growth ~$380B CA TAM Opportunity 2025 Scaled CA Footprint • Partnered with Prospect Health (July 2025) • Expanded into OC & San Diego

Growth

We continue to deploy the Astrana playbook in new markets

Building a differentiated experience for patients and providers

Care Partners

Grow a differentiated provider network

Care Enablement

Invest in patient programs, preventive care and care management

Bend the cost curve

Generate savings in prudent value-based arrangements with proactive, coordinated care management

Generate opex efficiencies leveraging Astrana's Care Enablement platform

2 – 3 Years to Profitability

Entered in Q4 2022



- 800+ providers within Care Partners
- AstranaCare clinics and Astrana risk-bearing entities are run-rate breakeven

Entered in Q3 2023



- 3,400+ providers within Care Partners serving over 18,000 Medicare Advantage lives
- Continuing to make progress towards profitability

Astrana Health

17

18 Outcomes and Cost: Achieving superior patient outcomes and care quality while managing cost Membership Growth : Sustainably growing membership to bring better care to more Americans Revenue Per Member Growth : Increasing alignment with patient outcomes through responsible risk progression in value - based arrangements Operating Leverage: Driving operating excellence across our business through our Care Enablement suite The Astrana playbook in action

19 Projected Full - risk Partial - risk Members by Risk Arrangement 2 35% 47% 73% 76% 81% 81% 100% 65% 53% 27% 24% 19% 19% 42% 43% 58% 57% Capitated Revenue by Risk Arrangement 1 Our partial - risk membership presents an embedded opportunity for increased platform value and risk alignment. We succeed in these contracts by continuing to drive positive patient outcomes. 1. Revenue by risk arrangement represents capitation revenue only. 2. Members by risk arrangement represent Care Partners membership only. 3. 2026 E based on June 2026 forecast. 2026E 3 2026 E 3 Prudently transitioning to full - risk contracts to better align incentives around patient outcomes and improve unit economics 2021 2022 2023 2024 2025 Q2 2026 Q2 2026 Risk Progression

20 Outcomes and Cost: Achieving superior patient outcomes and care quality while managing cost Membership Growth : Sustainably growing membership to bring better care to more Americans Revenue Per Member Growth : Increasing alignment with patient outcomes through responsible risk progression in value - based arrangements Operating Leverage: Driving operating excellence across our business through our Care Enablement suite The Astrana playbook in action

Outcomes

The Astrana Care Model invests in preventive care, works with patients longitudinally, and ultimately improves patient outcomes

67%
Fewer hospital admissions[1]

~70%
Of prior auths are auto-approved[2]

4.7%
Lower hospital rate of readmission[3]

73
Net Promoter Score[4]

1. Legacy Astrana Health figures based on CY 2025 Medicare utilization rates across all IPAs compared to most recent available CMS benchmark.
2. Legacy Astrana Health figures based on CY 2025 prior authorization volume and approval data.
3. Legacy Astrana Health figures based on CY 2025 Medicare utilization rates across all IPAs compared to most recent available CMS benchmark.
4. Net Promoter Score (NPS) based on Astrana Health's CY 2025 patient surveys; scores above 70 are considered world-class.

Astrana Health
21

22 Outcomes and Cost: Achieving superior patient outcomes and care quality while managing cost Membership Growth : Sustainably growing membership to bring better care to more Americans Revenue Per Member Growth : Increasing alignment with patient outcomes through responsible risk progression in value - based arrangements Operating Leverage: Driving operating excellence across our business through our Care Enablement suite The Astrana playbook in action

Operating Leverage

Our AI-native operating system drives scalable leverage across the enterprise



Provider Empowerment and Engagement

- All-in-one point-of-care tool for both providers and practice across quality, risk, care plans, prior auths, and claims
- Providers who actively use our tools deliver measurably better patient outcomes than those who do not

+24.1%

HEDIS gap closure[1] *(p<0.001)*

+30.5%

AWV completion[1] *(p<0.001)*



Care Management & Patient Outcomes

- Improved productivity gains and accelerated gap closure
- Automate workflows reduce time from gap closure to data submission

>100%

Increase in average monthly CBP[2] gap closures



Population Health & Analytics

- Composable "Command Center" dashboard highlights trends and opportunities to improve access and quality and enables risk stratification
- Care access analytics identify provider network optimization opportunities

99%

Inpatient admissions proactively actioned within 24 hours[3]



Operating Leverage

- Scalable platform drives meaningful operating leverage
- ~ 70% of prior auths are auto-approved, driving faster care for patients

~70%

Claims are auto-adjudicated, decreasing admin burden and ensuring providers are paid on time[4]

1. Legacy Astrana Health figures based on CY 2025 data.
2. CBP: Controlling Blood Pressure; Legacy Astrana Health data reflects the change in average monthly CBP gap closures from the first half of 2025 (baseline) to the second half of the year.
3. Legacy Astrana Health figures based on CY 2025 data for delegated HMO lives.
4. Legacy Astrana Health figures based on CY 2025 data.

Astrana Health

23

24 That leverage is already translating into measurable G&A efficiency G&A improved 210 bps YoY to 5.6% in Q2 2026, with further improvement expected as AI investments scale 500K Agentic patient interactions Per month through Voice & SMS 30% Efficiency gain Reduction in administrative time per care manager ~70% Auto - approval 1 Of all prior auth requests <2 min Decision time For auto - adjudicated requests GAAP R evenue & G&A % of Revenue ($ in millions) 8.1% 7.6% 6.8% 7.7% 5.6% 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% 7.0% 8.0% - $50.0 $100.0 $150.0 $200.0 $250.0 G&A ($M) ~210bps decrease YoY $1,386.7 $2,034.5 $3,181.8 $654.8 $972.5 FY 2023 FY 2024 FY 2025 Q2 2025 Q2 2026 GAAP Revenue 2023 2024 2025 Q2 2025 Q2 2026 1. Care Partners equipped with automated prior authorizations Operating Leverage

25 FY 2026 Guidance Range 1,2 Actual FY 2025 Results $3,800 - $4,100 $3,181.8 Total Revenue $255 - $280 $205.4 Adjusted EBITDA 1 $105 - $132.5 $104.5 Free Cash Flow 2 Q2 2026 Financial Results 3 $972.5 Revenue $68.9 Adjusted EBITDA 1 $92.9 YTD Free Cash Flow 2,3 1. See “Reconciliation of Net Income to EBITDA and Adjusted EBITDA,” “Guidance Reconciliation of Net Income to EBITDA and Adjust ed EBITDA” and “Use of Non - GAAP Financial Measures” slides for more information. There can be no assurance that actual amounts will not be materially higher or lower than these expectations. Se e “ Forward - Looking Statements” on slide 2. 2. See “ Reconciliation and Guidance Reconciliation of Net Cash Provided by Operating Activities to Free Cash Flow ” and “Use of Non - GAAP Financial Measures” slides for more information. There can be no assurance that actual amounts will not be materially higher or lower than these expectations. See “Forward - Looking Statements” o n slide 2. 3. Q2 2026 financial results are provided for the three months ended June 30, 2026, except for free cash flow, which is provided fo r the six months ended June 30, 2026. $ in millions Astrana Raises FY2026 Adjusted EBITDA Guidance

26 16 Markets ~1.5M VBC Members 20k+ Providers Membership Growth Outcomes and Cost Care Partners Care Delivery Care Enablement Operating Leverage Revenue Per Member Growth Astrana is building an AI - native operating platform for healthcare

27 Appendix

28 Care Enablement has scaled to a ~$340M revenue run - rate Care Enablement Segment Revenue ($ in millions; LTM through Q2 2026) Note: Care Enablement segment revenue per Form 10 - K segment disclosures (FY2022 per FY2023 10 - K; FY2023 – FY2025 per FY2025 10 - K); includes intersegment revenue. LTM Q2 2026 = FY2025 + six months ended June 30, 2026 − six months ended June 30, 2025, per Form 10 - Q segment disclosures. Gross margin = (segment revenue − cost of services, ex cluding depreciation and amortization) / segment revenue; operating margin = segment income from operations / segment revenue. Bar labels rounded to the nearest million. CAGR is computed on unrounded figures fr om FY2022 ($120.2M) to LTM Q2 2026 ($339.5M) over 3.5 years. $120 $136 $155 $247 $340 43% gross margin 21% op. margin 2022 2023 2024 2025 LTM Q2’26 ~35% CAGR, 2022 – LTM Q2’26

29 Three Months Ended June 30, 2025 2026 $ in thousands, except per share data Revenue 614,108 $ 905,804 $ Capitation, net 15,402 21,816 Risk pool settlements and incentives 2,577 13,211 Management fee income 17,878 22,982 Fee - for - service, net 4,843 8,707 Other revenue 654,808 972,520 Total revenue 634,468 938,198 Total expenses 20,340 34,322 Income from operations 10,216 $ 18,452 $ Net income 793 (1,287) Net (loss) income attributable to non - controlling interests 9,423 $ 19,739 $ Net income attributable to Astrana Health 0.19 $ 0.40 $ Earnings per share – diluted 28,775 $ 52,850 $ EBITDA 1 48,101 $ 68,889 $ Adjusted EBITDA 1 0.55 $ 0.80 $ Adjusted EPS – Diluted 2 Summary of Selected Financial Results 1. See “Reconciliation of Net Income to EBITDA and Adjusted EBITDA” and “Use of Non - GAAP Financial Measures” slides for more inform ation. 2. See “Reconciliation of Net Income to Adjusted Net Income Attributable to Astrana and Adjusted EPS – Diluted” and “Use of Non - GAA P Financial Measures” slides for more information.

30 Consolidated Total Corporat e Costs Intersegmen t Elimination Care Enablement Care Delivery Care Partners $ in thousands 972,520 - (120,610) 85,598 74,696 932,836 $ Total revenues 109% 95% 48% % change vs prior year quarter 868,498 - (50,559) 51,665 61,923 805,469 Cost of services 54,150 21,398 (70,091) 16,158 14,552 72,133 General and administrative expenses 15,550 622 - 1,378 1,188 12,362 Depreciation and amortization 938,198 22,020 (120,650) 69,201 77,663 889,964 Total expenses 34,322 (22,020) 40 1 16,397 (2,967) 42,872 $ Income (loss) from operations *² (238)% (14)% % change vs prior year quarter For the three months ended June 30, 2026 Segment Results 1. Income from operations for the intersegment elimination represents sublease income between segments. Sublease income is prese nte d within other income which is not presented in the table. 2. Percentage change of over 500%.

31 $ Change 12/31/2025 6/30/2026 $ in millions $(28.7) $429.5 $400.8 Cash and cash equivalents 1 $(76.5) $248.0 $171.5 Working capital $47.5 $793.3 $840.8 Total stockholders’ equity Balance Sheet Highlights 1. Excluding restricted cash and marketable securities.

32 1 . The Company defines Adjusted EBITDA margin as Adjusted EBITDA over total revenue .; 2 . Other, net, for the three months ended June 30 , 2026 , relates to post - acquisition integration costs, non - cash update to the fair value of an equity purchase financing obligation, accrual for non - routine legal matters, and severance .; 3 . Other, net for the three months ended June 30 , 2025 , relates to transaction and other costs related to our acquisitions including Prospect, non - cash changes in the fair value of our call option and collar agreement, and severance . Three Months Ended June 30, 2025 2026 $ in thousands 10,216 $ 18,452 $ Net Income 7,382 15,997 Interest expense (2,336) (5,907) Interest income 6,609 8,758 Provision for income taxes 6,904 15,550 Depreciation and amortization 28,775 52,850 EBITDA (381) (548) (Income) loss from equity method investments 7,998 3 4,800 2 Other, net 11,709 11,787 Stock - based compensation 48,101 $ 68,889 $ Adjusted EBITDA 7.3% 7.1% Adjusted EBITDA margin 1 Reconciliation of Net Income to EBITDA & Adjusted EBITDA

Reconciliation of Net Income to EBITDA & Adjusted EBITDA (continued)

For the twelve months ended $ in millions	TTM Ended June 30, 2026	2025	2024	Year Ended 2023	2022	2021	2020	2019
Net Income	$ 39.2	$ 24.1	$ 49.9	$ 57.8	$ 45.7	$ 46.1	$ 122.1	$ 15.8
Interest expense	67.3	50.0	33.1	16.1	7.9	5.4	9.5	4.7
Interest income	(17.2)	(12.2)	(14.5)	(14.2)	(2.0)	(1.6)	(2.8)	(2.0)
Provision for income taxes	20.9	15.5	30.9	32.0	40.9	31.7	56.3	10.0
Depreciation and amortization	63.0	45.7	27.9	17.7	17.5	17.5	18.4	18.3
EBITDA[1]	173.2	123.1	127.3	109.5	110.1	99.1	203.5	46.8
(Income) loss from equity method investments	(4.5)	(1.7)	(4.5)	(5.1)	(5.7)[9]	5.3[9]	(0.3)[9]	2.9
Gain on sale of equity method investment	-	-	-	-	-	(2.2)	-	-
Other, net	46.6[2]	45.4[3]	13.0[4]	6.2[5]	3.3[6]	(1.7)[7]	(0.5)[7]	2.0[10]
Stock-based compensation	40.8	38.6	34.5	22.0	16.1	6.7	3.4	0.9
APC excluded assets costs	-	-	-	14.0	16.2[9]	26.4[9]	(103.3)[9]	1.5
Adjusted EBITDA[1]	$ 256.1	$ 205.4	$ 170.4	$ 146.6	$ 140.0	$ 133.5	$ 102.8	$ 54.2
Net Revenue	$ 3,844.2	$ 3,181.8	$ 2,034.5	$ 1,386.7	$ 1,144.2	$ 773.9	$ 687.2	$ 560.6
Adjusted EBITDA Margin[8]	6.7%	6.5%	8.4%	10.6%	12.2%	17.2%	15.0%	9.7%

1. See "Use of Non-GAAP Financial Measures" slide for more information.; 2. Other, net, for TTM ended June 30, 2026, relates to an allowance on receivables that the Company plans to recover from the payer, post-acquisition integration costs, accruals for non-routine legal matters including $13.0 million for a legal matter with a provider associated with CFC HP, transaction and other costs related to our acquisitions including Prospect, non-cash changes related to the change in the fair value of an equity purchase finance obligation, our call option and collar agreement, and severance fees incurred.; 3. Other, net, for the year ended December 31, 2025, relates to $13.0 million for a legal matter with a provider associated with CFC HP, $25.9 million for transaction and integration costs primarily for the acquisition of Prospect, debt issuance costs incurred in connection with our Second Amended and Restated Credit Facility, certain costs and final settlement for some of our acquisitions, and severance fees incurred, partially offset by employer retention tax credits related to COVID-19 relief.; 4. Other, net for the year ended December 31, 2024 relates to transaction costs incurred for our investments and tax restructuring fees, anticipated recoveries from one time losses relating to third party payer payments associated with the CHS transaction, financial guarantee via a letter of credit that we provided in support of two local provider-led ACOs, reimbursement from a related party of the Company for taxes associated with the December 2023 Excluded Assets Spin-off, non-cash gain on debt extinguishment related to one of our promissory note payables, non-cash realized loss from sale of one of our marketable equity securities, non-cash changes related to change in the fair value of our call option, our financing obligation to purchase the remaining equity interests in one of our investments, our contingent liabilities, and the Company's Collar Agreement.; 5. Other, net for the year ended December 31, 2023 consists of nonrecurring transaction costs and tax restructuring fees incurred, non-cash changes in the fair value of our financing obligation to purchase the remaining equity interests, contingent liabilities, and the Company's Collar Agreement, and excise tax related to a nonrecurring buyback of the Company's stock from APC.; 6. Other, net for the year ended December 31, 2022 consists of one-time transaction costs incurred and non-cash changes in the fair value of our financing obligation to purchase the remaining equity interests and contingent considerations.; 7. Other, net for the years ended December 31, 2021 and 2020 relate to COVID-19 relief payments recognized in 2021 and 2020.; 8. The Company defines Adjusted EBITDA margin as Adjusted EBITDA over total revenue.; 9. Certain APC minority interests where APC owns the asset but not the right to the dividends is reclassified from APC excluded asset costs to income from equity method investments.; 10. Other, net for the year ended December 31, 2019 is related to goodwill impairment.

33

34 Reconciliation of Net Income to Adjusted Net Income Attributable to Astrana and Adjusted EPS - Diluted Three Months Ended June 30, 2025 2026 $ in thousands, except for share and per share data 10,216 $ 18,452 $ Net income (381) (548) (Income) loss from equity method investments 7,998 4,800 Other, net 1 11,709 11,787 Stock - based compensation 6,179 13,806 Amortization of intangible assets attributable to acquisitions (4,637) 3 (5,965) 2 Tax adjustments (3,715) 5 (2,561) 4 Adjusted net income attributable to non - controlling interests 27,369 $ 39,771 $ Adjusted net income attributable to Astrana Health, Inc. 49,470,677 49,778,028 Weighted average shares of common stock outstanding – diluted 0.55 $ 0.80 $ Adjusted earnings per share - diluted 1 . The components of other, net, as set forth in the table above, are described in the footnotes to the table under “Reconciliation of Net Income to EBITDA, Adjusted EBITDA and Adjusted EBITDA Margin” . Please see the footnotes to such table for additional information .; 2 . Tax adjustments for the three months ended June 30 , 2026 , includes the tax effect for, at a 27 . 4 % statutory blended tax rate, the adjustments made to net income of $ 8 . 2 million, partially offset by 162 (m) impact of $ 2 . 2 million .; 3 . Tax adjustments for the three months ended June 30 , 2025 , includes the tax effect for, at a 27 . 1 % statutory blended tax rate, the adjustments made to net income of $ 6 . 9 million, partially offset by 162 (m) impact of $ 2 . 3 million .; 4 . Includes net loss attributable to non - controlling interests ("NCI") of $ 1 . 3 million, offset by adjustments attributable to NCI of $ 3 . 8 million, for the three months ended June 30 , 2026 .; 5 . Includes net income attributable to NCI of $ 0 . 8 million, as well as adjustments attributable to NCI of $ 2 . 9 million, for the three months ended June 30 , 2025 .

35 Guidance 1 Actual Results Actual Results Year Ending December 31, 2026 Year Ended December 31, 2025 Six Months Ended June 30, 2026 High Low $ in thousands 145,000 $ 125,000 $ 114,597 $ 100,804 $ Net cash provided by operating activities (12,500) (20,000) (10,106) (7,878) Cash used in purchases of property and equipment 132,500 $ 105,000 $ 104,491 $ 92,926 $ Free cash flow 2 1. There can be no assurance that actual amounts will not be materially higher or lower than these expectations. See “Forward - Looki ng Statements” on slide 2. 2. See “Use of Non - GAAP Financial Measures” slide for more information. Reconciliation and Guidance Reconciliation of Net Cash Provided by Operating Activities to Free Cash Flow

36 . Guidance Reconciliation of Net Income to EBITDA & Adjusted EBITDA 1. 1. Adjusted EBITDA margin is calculated as Adjusted EBITDA over total revenue at the low and high ends of the respective guid anc e ranges. Note: See “Use of Non - GAAP Financial Measures” slide for more information. There can be no assurance that actual amounts will not be materially higher or lower than these expectations. Se e “ Forward - Looking Statements” on slide 2. 2026 Guidance Range High Low $ in thousands 74,000 $ 59,000 $ Net Income 53,000 49,000 Interest expense 44,000 38,000 Provision for income taxes 65,000 65,000 Depreciation and amortization 236,000 211,000 EBITDA (4,000) (4,000) Income from equity method investments 9,000 9,000 Other, net 39,000 39,000 Stock - based compensation 280,000 $ 255,000 $ Adjusted EBITDA 4,100,000 $ 3,800,000 $ Total revenue 6.8% 6.7% Adjusted EBITDA margin¹

Investor Relations investors@astranahealth.com